Exhibit 10.2

KINETIC CONCEPTS, INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of _______________, 200__, by and between Kinetic Concepts, Inc., a Texas corporation (the “Company”), and _________________________ (the “Participant”) in connection with the grant of an option under the Kinetic Concepts, Inc. 2003 Non-Employee Directors Stock Plan dated May 28, 2003, as thereafter amended (the “Plan”).  Capitalized terms used herein, if not defined, shall have the meaning as set forth in the Plan, except where the context otherwise requires.

The Participant is a non-employee director of the Company, and the Company desires to align the interests of the Participant as stated in Article II of the Plan.  In consideration of the foregoing, the parties have entered into this Agreement to govern the terms of the Option granted by the Company pursuant to the authority specified under the Plan:

      1.  Grant of Option.  Subject to the terms and conditions set forth in the Plan and herein, the Company grants to the Participant an Option to purchase from the Company the number of  shares of Stock and at a price per share as are set forth on the signature page hereto, subject to adjustment as provided in Article 8 of the Plan.  This Option is exercisable as hereinafter provided.

      2.  Exercise of Option.  This Option may be exercised, in whole or in part, with respect to the number of whole shares of Stock that can be purchased at the times described in Section 4.1(c) of the Plan, by written notice to the Company at the address provided in Paragraph 11 hereof in the form attached hereto as Exhibit A, which:

            (a)  specifies the number of whole shares of Stock to be purchased and the exercise price;

            (b)  contains evidence satisfactory to the Committee that the person exercising this Option is the Participant or has the right to exercise; and

            (c)  is accompanied by payment of the exercise price in accordance with the Plan.

This Option may also be exercised upon the occurrence of a Change of Control in the manner and as described in Section 8.3 of the Plan.

      3.  Transfer and Exercise of Option.  Except for transfers pursuant to a will or the laws of descent and distribution, this Option is not transferable and the Participant may not make any disposition of this Option or any interest herein during his or her lifetime.  As used herein, “disposition” means any sale, transfer, encumbrance, gift, donation, assignment, pledge, lien, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant’s lifetime or upon or after the Participant’s death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, except a transfer by will or by the laws of descent or distribution.  Any attempted disposition in violation of this Paragraph is void.

      4.  Status of Participant.  The Participant shall not be deemed a shareholder of the Company with respect to any of the shares of Stock subject to this Option, except to the extent that this Option has been exercised and such shares shall have been purchased and transferred to the Participant.  The Company is not required to issue shares of Stock purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange on which the Stock may then be listed.

      5.  No Effect on Capital Structure.  This Option shall not affect the right of the Company or any Affiliate to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

      6.  Expiration of Option.  The right to purchase Stock under this Option shall expire seven years from the Grant Date.  However, this Option shall expire sooner in the circumstances described in Section 4.1(c) of the Plan.

      7.  Committee Authority.  Any question concerning the interpretation of this Agreement, any adjustments required to be made under the Plan, and any controversy which may arise under the Plan or this Agreement shall be determined by the Committee in its sole discretion.  Any decision by the Committee shall be final and binding.

      8.  Representations and Warranties.  Participant hereby represents and warrants that:

            (a)  The Participant is aware of and familiar with the restrictions imposed on the transfer of any Option and the shares of Stock subject to the Option, including, without limitation, the restrictions contained in this Agreement and the Plan.

            (b)  The Participant represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms.

      9.  Plan.  The terms of this Agreement are governed by the terms of the Plan, as it exists on the date of this Agreement and as the Plan is amended from time to time.  In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise.  The terms “Article” or “Section” generally refer to provisions within the Plan; provided, however, the term “Paragraph” shall refer to a provision of this Agreement.

     10.  Notice.  Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith.  The Company or Participant may change, by written notice to the other, the address previously specified for receiving notices.  Notices delivered to the Company shall be addressed as follows:

                                                            Kinetic Concepts, Inc.
                                                            Attn.:  Vice-President, Human Resources
                                                            8023 Vantage Drive
                                                            San Antonio, TX 78230
                                                            Phone:  (210) 255-6456
                                                            Fax:  (210) 255-6125

Notices to the Participant shall be mailed to the last address shown on the records of the Company.

     11.  Governing Law.  Except as is otherwise provided in the Plan, where applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Texas, without regard to the principles of conflicts of laws thereof.

     12.  Amendment.  Unless otherwise provided in this Agreement or the Plan, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Participant hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with any rule or regulation promulgated or proposed under the Code by the Internal Revenue Service.

     13.  Binding Effect.  This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Participant, and their respective heirs, personal and legal representatives, successors and assigns.  The Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has set his hand hereto on the day and year first above written.

                                                                           KINETIC CONCEPTS, INC.

                                                                              By:

                                                                          Name:

                                                                          Title:

                                                                              PARTICIPANT

                                                                              Signature:

                                                                              Name:

                                                                              Address:

                                                                              Social Security No.:

GRANT DATE	NUMBER OF SHARES SUBJECT TO OPTION	EXERCISE PRICE	EXPIRATION DATE

EXHIBIT A

NOTICE OF EXERCISE OF STOCK OPTION

Kinetic Concepts, Inc. 2003 Non-Employee Directors Stock Plan

Date:  ____________________

TO:  Kinetic Concepts, Inc.
Attn.:  Vice-President, Human Resources
8023 Vantage Drive
San Antonio, TX 78230

      The undersigned hereby confirms to you that the undersigned wishes to acquire _______ shares (the “Shares”) of the Common Stock, par value $0.001 per share, of Kinetic Concepts, Inc. (the “Company”) pursuant to an exercise of stock options granted to the undersigned under the Kinetic Concepts, Inc. 2003 Non-Employee Directors Stock Plan and pursuant to the Stock Option Agreement by and between the Company and the undersigned dated ________________.  The undersigned acknowledges that the name and address provided below will be used as the registered name and address for the Shares.

      The undersigned confirms that the undersigned has made an independent investment decision with respect to acquiring the Shares, and that no representations, warranties, or guarantees have been made to or relied upon by him as to the soundness of the investment being made or the tax treatment with respect thereto.

      Payment of the exercise price of $_____ per share is being made in cash, for which a check in the aggregate amount of $_______ is enclosed herewith.

                                                                              Signature:
                                                                               Name:
                                                                               Address:

                                                                               Social Security No.: